EXHIBIT 10.35B

AMENDMENT NO. 1
TO
FIRST PREFERRED SHIP MORTGAGE
ON THE WHOLE OF
THE BELLE OF ORLEANS (Official Number 1033140)

$50,000,000.00

BELLE OF ORLEANS, L.L.C.
c/o Peninsula Gaming Partners, LLC
600 Star Brewery Dr., Suite 110
Dubuque, Iowa 52001
Attn:  Natalie Schramm

IN FAVOR OF

WELLS FARGO CAPITAL FINANCE, INC.,
Formerly known as Wells Fargo Foothill, Inc., as Agent
2450 Colorado Avenue
Santa Monica, California  90404
Attn:  Business Finance Division Manager

Dated March 2, 2011

Discharge Amount: $50,000,000.00 Together
With Interest, Expenses, Attorneys’ Fees
and Performance of Mortgage Covenants

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AMENDMENT NO. 1
TO FIRST PREFERRED SHIP MORTGAGE

         BELLE OF ORLEANS, L.L.C.                                                                           *           UNITED STATES OF AMERICA

                            TO                                                                          *           STATE OF IOWA

WELLS FARGO CAPITAL FINANCE, INC.,                                                         *           COUNTY OF DUBUQUE
as Agent
             *

*           *           *           *           *           *           *

THIS AMENDMENT NO. 1 TO FIRST PREFERRED SHIP MORTGAGE (this “Amendment”) is made this 2nd day of March, 2011, by and between BELLE OF ORLEANS, L.L.C., a Louisiana limited liability company, whose mailing address is c/o Peninsula Gaming Partners, LLC, 600 Star Brewery Dr., Suite 110, Dubuque, Iowa 52001, Attn: Natalie Schramm, appearing herein through its duly authorized representative pursuant to a resolution of its sole member (hereinafter called “Mortgagor” and referred to in the neuter, singular without regard to gender or number) and WELLS FARGO CAPITAL FINANCE, INC., as agent (the "Agent"; formerly known as Wells Fargo Foothill, Inc. and referred to herein as "Mortgagee") under that certain Amended and Restated Loan and Security Agreement dated as of October 29, 2009 , by and among Mortgagor, Peninsula Gaming, LLC, a Delaware limited liability company ("Parent"), Diamond Jo Worth, LLC, a Delaware limited liability company ("DJW"), The Old Evangeline Downs, L.L.C., a Louisiana limited liability company ("OED"), Diamond Jo, LLC, a Delaware limited liability company ("DJL") Kansas Star Casino, LLC, a Kansas limited liability company ("KSC") (Mortgagor, Parent, DJW, OED, DJL and KSC are referred to hereinafter each individually as "Borrower," and individually and collectively, jointly and severally, as "Borrowers"), the lenders from time to time party thereto (the "Lenders"), and Agent, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of June 15, 2010, and the Second Amendment (as defined below) (as such instrument may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning set forth such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Mortgagor executed and delivered to the Mortgagee that certain First Preferred Ship Mortgage dated as of October 29, 2009 (the “Ship Mortgage”) to secure the Secured Obligations (as defined in the Ship Mortgage) and pursuant thereto Mortgagor granted to Mortgagee a first preferred mortgage lien on the Belle of Orleans (Official Number 1033140);

WHEREAS, the Ship Mortgage was duly recorded on October 30, 2009 with the National Vessel Documentation Center at 10:36 a.m. in Batch No. 717423, Doc ID No. 11238600;

WHEREAS, the Borrowers, Peninsula Gaming Corp., a Delaware corporation ("Guarantor"), the Lenders and the Agent entered into a Second Amendment to Amended and Restated Loan and Security Agreement dated as of February 2, 2011 (the "Second Amendment"); and

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WHEREAS, Mortgagor and Mortgagee now desire to enter into this Amendment to effect or otherwise take into account the foregoing.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagor and Mortgagee covenant and agree that the terms and provisions set forth in the Ship Mortgage be and they are hereby amended as follows:
Each reference in the Ship Mortgage to the "Loan Agreement" is hereby amended and shall hereafter be a reference to the Loan Agreement as defined herein.

2.           Each reference in the Ship Mortgage to Wells Fargo Foothill, Inc. is hereby amended  and shall hereafter be a reference to Wells Fargo Capital Finance, Inc.

3.           Section 3.4 of the Loan Agreement, Term, has been amended to provide that January 15, 2015 shall be the Maturity Date.

4.           The Ship Mortgage shall be deemed amended to the extent necessary to give effect to the foregoing.  Except as amended hereby, the Ship Mortgage shall remain in full force and effect.

5.           All capitalized terms used in this Amendment without definition shall have the respective meanings given them in the Ship Mortgage, as amended hereby.

6.           As amended hereby, the Ship Mortgage is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect.  In particular, and without limiting the foregoing, the Vessel shall remain subject to the first preferred lien of the Ship Mortgage, as amended hereby, as security for the payment and performance of the Secured Obligations.  All of the liens, privileges and priorities existing under the Ship Mortgage are hereby renewed, extended and carried forward as security for the payment and performance of the Secured Obligations and all other sums due under the Ship Mortgage, as amended hereby.

7.           Nothing contained herein shall be construed (a) as a novation of the Secured Obligations or the Ship Mortgage, or (b) to release, cancel, terminate or otherwise impair the preferred status or priority of the preferred lien created by the Ship Mortgage.

8.           The total amount of the Ship Mortgage, as amended hereby, is reduced to $50,000,000.00, plus interest, expenses and costs as provided in the Ship Mortgage, the Loan Agreement, as amended, and performance of the Ship Mortgage covenants.  The discharge amount continues to be the same as the principal obligations, together with interest, expenses, attorneys’ fees and costs and performance of the covenants and agreements comprising a part of the Ship Mortgage, as amended hereby, and the other Secured Obligations.  The interest of Mortgagor in the Vessel is the entire 100% interest, and the interest mortgaged in the Ship Mortgage covers the entire 100% interest in the Vessel.

9.           THIS AMENDMENT, AND ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, SHALL BE GOVERNED BY THE GENERAL MARITIME LAW OF THE UNITED STATES

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OF AMERICA.  IN THE EVENT THAT ANY PROVISIONS OR CLAUSE OF THIS AMENDMENT NO. 1 TO FIRST PREFERRED SHIP MORTGAGE CONFLICT WITH APPLICABLE LAWS, SUCH CONFLICT SHALL NOT AFFECT OTHER PROVISIONS OF THIS AMENDMENT NO. 1 TO FIRST PREFERRED SHIP MORTGAGE WHICH CAN BE GIVEN EFFECT WITHOUT THE CONFLICTING PROVISION, AND TO THIS END THE PROVISIONS OF THIS AMENDMENT ARE DECLARED TO BE SEVERABLE.

10.           This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, Mortgagor has executed this Amendment as of the day, month and year first above written.

WITNESSES:	BELLE OF ORLEANS, L.L.C., a Louisiana limited liability company
/s/Nicole R. Johnson	/s/ Natalie Schramm
Printed Name: Nicole R. Johnson	Name: Natalie Schramm
Title: Chief Financial Officer
/s/Lori Nelson
Printed Name: Lori Nelson

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IN WITNESS WHEREOF, Agent has executed this Amendment as of the day, month and year first above written.

WITNESSES:	WELLS FARGO CAPITAL FINANCE, INC., as Agent
/s/Nicholas Ply	/s/ Patrick McCormack
Printed Name: Nicholas Ply	Name: Patrick McCormack
Title: V.P.
/s/Sabrina Zist
Printed Name: Sabrina Zist

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ACKNOWLEDGMENT

STATE OF IOWA

COUNTY OF DUBUQUE

BE IT KNOWN, that on March 2nd, 2011, personally appeared before me, Notary Public, duly commissioned and qualified and the undersigned authority for the said state and parish, and within my jurisdiction, Natalie Schramm (“Appearer”), who, being duly sworn, did depose, acknowledge and say:

That Appearer is Chief Financial Officer of Belle of Orleans, L.L.C., the limited liability company described in and which executed the foregoing Amendment No. 1 to First Preferred Ship Mortgage; that by order and authority of said limited liability company Appearer signed his name thereto and acknowledged to me that he executed said Amendment No. 1 to First Preferred Ship Mortgage as such officer of said limited liability company; and that the same is the free and voluntary act and deed of said limited liability company, and of herself as such officer thereof, for the uses and purposes therein expressed, after first having been duly authorized by said limited liability company so to do.

IN WITNESS WHEREOF, Appearer has signed this Acknowledgment in the presence of the two undersigned witnesses and me, Notary, on the day and in the month and year first above written.

WITNESSES:
/s/Nicole R. Johnson	/s/ Natalie Schramm
Printed Name: Nicole R. Johnson	Name: Natalie Schramm

/s/Lori Nelson
Printed Name: Lori Nelson

/s/Karen M. Beetem
NOTARY PUBLIC
Notarial/Bar Roll Number: 130029

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ACKNOWLEDGMENT

STATE OF

COUNTY OF

BE IT KNOWN, that on March ___, 2011, personally appeared before me, Notary Public, duly commissioned and qualified and the undersigned authority for the said state and parish, and within my jurisdiction, ___________________ (“Appearer”), who, being duly sworn, did depose, acknowledge and say:

That Appearer is __________________ of Wells Fargo Capital Finance, Inc., the company described in and which executed the foregoing Amendment No. 1 to Preferred Ship Mortgage; that by order and authority of the Board of Directors of said banking association Appearer signed his name thereto and acknowledged to me that he executed said Amendment No. 1 to First Preferred Ship Mortgage as such officer of said banking association; and that the same is the free and voluntary act and deed of said banking association, and of himself as such officer thereof, for the uses and purposes therein expressed, after first having been duly authorized by said banking association so to do.

IN WITNESS WHEREOF, Appearer has signed this Acknowledgment in the presence of the two undersigned witnesses and me, Notary, on the day and in the month and year first above written.

WITNESSES:
/s/Nicholas Ply	/s/ Patrick McCormack
Printed Name: Nicholas Ply	Name: Patrick McCormack

/s/ Daniel Whitwer
Printed Name: Danie Whitwer

State of CALIFORNIA

County of Los Angeles

On March 3, 2011, before me, Christy S. Walsh, Notary Public, personally appeared Patrick McCormack, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/Christy Sayeg Walsh	(Seal)

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